“Path Forward”
2008 Annual Meeting
of Shareholders

Mark Kimball
General Counsel

Introductions
  Board of Directors
  Senior Management
  KPMG
  The Carideo Group/Broadridge

Meeting Agenda
  Present Matters for Shareholder Vote
  Voting
  Adjourn Formal Portion of the Meeting
  Management Presentations
  Q & A
  Vote Results

Shareholder Business
  Election of Directors
 ▪ Christopher P. Kirchen
 ▪ Brenda J. Lauderback
 ▪ Michael A. Peel
 ▪ Jean-Michel Valette
  Approval of Selection of KPMG as
 Independent Auditors

Statements used in this presentation that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; uncertainties arising from global events; consumer confidence; effectiveness of our advertising and promotional efforts;
our ability to obtain sufficient liquidity and capital resources to fund our operations and the increasing cost of credit; our ability to attract and retain qualified sales professionals and other key employees; consumer acceptance of our products, product quality, innovation and brand image; our ability to continue to expand and improve our product line; industry competition; warranty expenses;
risks of potential litigation; our dependence on significant suppliers, and the vulnerability of any suppliers to commodity shortages, inflationary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs; the capability of our information systems to meet our business requirements and our ability to upgrade our systems on a cost-effective basis without disruptions to our business; and increasing government regulations, including new flammability standards for the bedding industry and our ability to successfully implement systems and manufacturing process changes to ensure compliance with these requirements. Additional information concerning these and other risks and uncertainties is contained in our filings with the Securities and Exchange
Commission, including our Annual Report on Form 10-K, and other periodic reports filed with the
SEC. The company has no obligation to publicly update or revise any of the forward-looking statements that may be in today’s presentation.
Forward Looking Statements

“Path Forward”
Bill McLaughlin
Chief Executive Officer

Agenda
  Perspective
  Plan and Actions
  Path Forward
 ▪ Brand Development
 ▪ Customer Experience
   Q & A

  Leader in affordable luxury sleep products and
 innovation
Vision:
Strategy:
Awareness
People &
Systems
Distribution
Innovation
Excellence
& Leverage
Destination

Net Sales

$800
$600
$400
$200
$0
'98 '99 '00 '01 '02 '03 '04 '05 '06 '07

Operating Income

$80
$60
$40
$20
$0
-$20
-$40
'98 '99 '00 '01 '02 '03 '04 '05 '06 '07

35

($ in millions)
($ in millions)
Journey

15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
(3%)
(3%)
(2%)
(5%)
(22%)
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Company-Owned Channels Unit Order % Change vs. Prior Year
Existing Home Sales
Total Media Spending Change vs. Prior Year

Recent Challenge - External & Internal
2007-08 Development
  Senior Leadership
 ▪ Sales
 ▪ Marketing
  Product Development
  Store Design
  Brand & Media Development

Stabilization/Recovery Plan
  Preserve Cash
  Rightsize Costs (preserve, strengthen
 advantages)
  Disciplined Growth

16.4
14.6
(10.3)
$4.3
5.3
($7.1)
Q1 2008 Net Loss
Non-cash charges
Working Capital
Operating Cash flow
Capital Expenditures
Q1 2008 Free Cash Flow

($ in millions)
* Please refer to slide 42 of this presentation for a definition of “Free Cash Flow” which is a non-GAAP financial measure.
*
Q1 Cash Management

$45 Million Annual Impact
Cost & Margin
  Headcount and Overhead -20%
 ▪ HQ
 ▪ Plants
 ▪ Sales
  Price and Discounts

Disciplined Growth
  Product innovation
 ▪ Beds
 ▪ Accessories
  Marketing
  Sales leadership and process

Journey remains challenging; but worthwhile
Known
  Product
  Owner Endorsement
  Business Model
  People
  2008 Agenda
Unknown
  Economy
  Financial Markets
  Commodity Costs

Aware
Consider
Attract
Close
C. Hall
S. Ibach
Experience
Countering Recession

Cathy Hall
Chief Marketing Officer

- Drive awareness and consideration of the Sleep Number brand and our stores

- Cost-effectively increase motivated traffic to retail, web site and call center

Sleep Number Brand Awareness
2%
8%
7%
11%
14%
12%
2003
2004
2005
2006
Mar. 2007
Oct. 2007

Retail Awareness
Source: Brand Tracker
 (Unaided)
Total Unaided Awareness October 2007
Sleep Number/Select Comfort Net	4%
2008 Marketing Objectives:

Strategies:
1. Target active mattress shoppers and
 those motivated and capable of
 purchasing in a difficult economy
2. Increase efficiency by integrating
 campaign across all channels
3. Leverage unique product benefit:
 personalized comfort

 Broad Reach
 :30 TV engages consumer
 attention; drives awareness and
 consideration
Direct Response
:60s and :120s, direct response
print, and digital deliver the depth of
product information consumers
seek for what is a considered
purchase
Aware
Consider
1. Strategy: Target active mattress shoppers and
those motivated and capable of purchasing in a
difficult economy

2007 Total Year Media Spending
Broad Reach
Promo
Online
Direct

2008 Q1/Q2 Post Launch Media Spending
Broad Reach
Online
Promo
Direct

2. Strategy: Increase efficiency by integrating
campaign across all channels
  Retail, Direct and E-Commerce
  Align media spend to reach more target consumers and to provide motivation to learn more

Purchase Consideration
Source: Purchase Process Study; Quantitative
Concept Research
3. Strategy: Leverage unique product benefit:
personalized comfort
Quality
Comfort
Provides Good Support
Good for Your Back
Price
Durability/Long-lasting
Most important purchase consideration
Other considerations
  Concept research also confirms personalized comfort drives consideration
  Comfort is #1 driver of purchase consideration among consumers actively shopping for a mattress

3. Strategy: Leverage unique product benefit:
personalized comfort
  New brand campaign levers product’s unique
 point of difference and acknowledges
 macroeconomic environment
 ▪ Consumer Insight: The tougher your day, the more
 you deserve a Sleep Number night
 ▪ Main Message: The most comfortable sleep is the one
 you control yourself

Source: Quantitative Creative Research
  Personalized comfort comes through loud and clear, as
 does store awareness
Key attributes	Top 2 Box Agreement (% Strongly/Very Strongly Agree)
Adjust to my own level of firmness	3-spot av. 91%
Are available at Sleep Number stores	85%
Are unlike any other mattress	79%
Testing demonstrates strength of new
brand creative

Initial in-market results are in line with
our expectations
  Markets with dedicated campaign elements
 consistently outperforming balance of chain
  Still very early in the campaign. Expect to build on
 results over time
  Will communicate more after Q2

Shelly Ibach
Senior Vice President
US Sales

Aware
Consider
Attract
Experience
Close
Consumer Experience

Multiple
Channels
Team
  Leadership Changes
  Mission Driven
Attract
Experience
Close
Consumer
Centric
  Proven Model
  Promotions
  Store Design
  Bedding accessories

Attract
Experience
Close
Building on Proven Model: Leveraging multi-channel approach
 to optimizing our investment and store count
  Stores, E-Comm and Direct
 ▪ Convenience
 ▪ Experience / Product knowledge
  Select Comfort Sales Force
 ▪ Sleep Expertise
 ▪ Direct to consumer, immediate product feedback
  Superior Store Economics
 ▪ High end, high traffic malls
 ▪ Sales, 2x national average per square foot
 ▪ Small footprint < 2,000 square feet
 ▪ Low inventory, low cash investment

Multiple Channels

MEMORIAL DAY
SALE
MAY 12 – MAY 26
sleep number
SPECIAL
EDITION
BED
WHILE SUPPLIES LAST
SAVE
$500*
on our Queen Sleep Number® Special Edition bed set
It's the bed that counts.®

Attract
Experience
Close
Promotions:
Leverage Market Share Periods
  Drive traffic with urgent, value
 orientated message
  Profitable Growth
  Example: Sleep Number Special
 Edition Bed for the Memorial Day
 Event
 ▪ Queen set price $1399, comparable
 value $1899
 ▪ While supplies last
Multiple Channels

sleep number
by SELECT COMFORT
sleep number
by SELECT COMFORT

Attract
Experience
Close
Consumer Centric
New store design: Attracts, engages, orients and inspires

Attract
Experience
Close
Consumer Centric
Experience: About both the product and the service

select comfort
CREATOR OF THE SLEEP NUMBER BED

Before

sleep number.
by SELECT COMFORT

After

Attract
Experience
Close
Consumer Centric
Re-brand to Sleep Number® : Eliminate brand confusion; optimize investments in raising awareness for Sleep Number brand

sleep number.
ALL NATURAL
CLASSIC 11oz
MATTRESS PAD
ANTI-ODOR
WATERPROOF
FIRM SUPPORT

Attract
Experience
Close
  Enhance consumer experience
  Lead industry in innovation
Bedding Accessories: Accelerate Profitable Growth
Consumer Centric

Attract
Experience
Close
Team
High-performance Teams: Drive profitable growth
  Leadership changes
  Leadership development
  Selling process - skill development
  Lead management best practices
  Excellence in execution

Attract
Experience
Close
Team - Mission Driven
To improve people’s lives by improving their
 sleep

Bill McLaughlin
Chief Executive Officer

Summary
  Clear “Path Forward”
  Have a plan and are executing
  Know you have our full commitment
  Thank you for your support

Q & A

Shareholder Business
  Vote Results

Non-GAAP Financial Measures
 Slide 13 of this presentation refers to "free cash flow" which is a non-GAAP financial measure. This measure should not be
 considered in isolation, or a substitute for, the corresponding
 GAAP measure. This measure as calculated by the company, may not be comparable to similar calculations of other companies.  We calculate "free cash flow" as cash flows provided by operating activities less capital expenditures. We believe free cash flow provides insight into the amount of cash that the company has available for discretionary uses after expenditures for interest and sustaining capital expenditures. In addition, it is a measure frequently used by securities analysts, investors and others in the evaluation of companies in our industry.